Retirement Plan	6 Months Ended
Jun. 30, 2016
Compensation and Retirement Disclosure [Abstract]
Retirement Plan

16. RETIREMENT PLAN

The Company is the sponsor of a defined contribution savings plan for all qualified employees under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). The 401(k) Plan allows participants to contribute a portion of their compensation on a pre-tax basis up to an amount not to exceed the annual statutory limit applicable to each individual participant. The Company is permitted to make discretionary matching contributions to the 401(k) Plan. During the year ended December 31, 2014, the Company did not make any discretionary contributions. The Company began making matching contributions to the plan in April 2015. Total discretionary contributions amounted to $383,000 during the year ended December 31, 2015.